Ohio National Variable Account D
The Ohio National Life Insurance Company
Retirement Advantage
Supplement dated March 20, 2009 to the Prospectus dated April 30, 2008
Effective May 1, 2009, you may no longer allocate annuity purchase payments to any of the below-listed Funds. Also effective May 1, 2009, you may no longer request transfers to any of the below-listed Funds. All of these Funds were previously closed to new contracts issued after September 10, 2008. The closed Funds are:
Janus Adviser Series (Class S shares)
Janus Adviser Large Cap Growth Fund
Janus Adviser Worldwide Fund
Janus Adviser Balanced Fund
Janus Adviser International Growth Fund
If you currently have variable annuity contract values in any of the above-listed Funds, you may maintain those values in the respective Funds. However, following the effective date of the closures, you will only be permitted to sell, not purchase, accumulation units attributable to the Funds.
Effective May 1, 2009 any existing instructions to allocate purchase payments or premium payments to any of the above-listed Funds will be invalid. Any transaction requesting an allocation or transfer to the closed Funds will be deemed a request not received in good order and the requested transaction will be rejected until adequate instructions are received. Therefore, it is suggested that you review your current allocation instructions and make changes to those allocations involving the above-referenced Funds.